UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
October 24, 2025
F5, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 5th Avenue
Seattle	,	WA	98104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FFIV	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition
On October 27, 2025, F5, Inc. (the "Company" or "F5") issued a press release regarding its financial results for the fourth quarter ended September 30, 2025. The press release is attached hereto as Exhibit 99.1. The information in the press release shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 24, 2025, F5’s Board of Directors (the “Board”) determined that current Chief Executive Officer and President, François Locoh-Donou, would assume the additional role of Chair of the Board following the Company’s next Annual Meeting of Shareholders, which is expected to be held in March 2026. Mr. Locoh-Donou will succeed current Chair, Alan J. Higginson, who, as previously announced, will be retiring after nearly 30 years as a Company director and 20 years as the Company’s Chair. At that time, the Board will also appoint a lead independent director as part of the transition to ensure independent oversight.
This report contains forward-looking statements regarding, among other things, retirement and succession of the Chair of the Board. These and other statements that are not historical facts are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results and events could differ materially from those conveyed in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance, events (including Chair succession) or achievements of the Company to be materially different from any future results, performance, events or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: changes in the details and timing of Chair succession and related Board actions and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K and other documents that we may file or furnish from time to time, which could cause actual results to vary from expectations. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. The Company assumes no obligation to revise or update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

99.1	Press Release of F5, Inc. announcing quarterly earnings dated October 27, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5, INC. (Registrant)
Date: October 27, 2025	By:	/s/ François Locoh-Donou
François Locoh-Donou
President and Chief Executive Officer